UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 18, 2005 (May 16, 2005)


                             BIO-SOLUTIONS INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


 Nevada                            33-25126-D                85-0368333
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(State or other jurisdiction  (Commission File Number)   (IRS Employer
  of incorporation)                                       Identification No.)


1281 SW 28th Avenue
Boynton Beach, FL                                                 33426
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (561) 436-7064


                    1161 James Street, Hattiesburg, MS 39402
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         (Former name or former address, if changed since last report.)




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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The purpose of this current report on Form 8-K is to report a change of the Company's Certifying Accountant.



SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS


Item 4.01 Changes in Registrant's Certifying Accountant.

     On May 16, 2005 the Company was notified that Baum & Company, PA was resigning as the Company's independent auditor.

     Baum & Company, PA performed the audits for the two year period ended June 30, 2004, which reports for the two years ended June 30, 2004 and 2003 did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified as to audit scope or accounting principles but did carry a modification as to going concern for the years ended June 30, 2004 and 2003.

     During the Registrant's two most recent fiscal years and during any subsequent interim period prior to the May 16, 2005, resignation as the Company's independent auditors, there were no disagreements with Baum & Company, PA, with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B.


Item 4.01 Changes in Registrant's Certifying Accountant.

     On May 16, 2005, the Company's board of directors approved the engagement of the firm of Lawrence Scharfman & Company, 9608 Honey Bell Circle, Boynton Beach, Florida 33437 as the Company's independent auditors. Such appointment was accepted by Lawrence Scharfman of the firm.

     During the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging Lawrence Scharfman & Company, the Company, or someone on the Company's behalf, had not consulted Lawrence Scharfman & Company regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

     On May 16, 2005 the Company provided Baum & Company, PA with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

     C. Exhibits

Exhibit
Number       Description
--------     -------------------------------
16.1  *      Baum & Company, PA letter regarding change of accountant.

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*  Filed herewith.

                                   SIGNATURES

     In accordance with Section 13 of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                       Bio-Solutions International, Inc.,
                              A Nevada Corporation
                            -------------------------
                                  (Registrant)



                            By:   /s/ Michael E. Bobrick
                                --------------------------------------------
                                 Michael E. Bobrick, President CEO and Director

Date: May 18, 2005